SAFETY COMPONENTS INTERNATIONAL, INC.

                          PHOENIX AIRBAG GmbH & CO. KG

                                       And

               AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED
                                  as Borrowers

                                       And
                            THE LENDERS NAMED HEREIN
                                   as Lenders

                                       And

                          KEYBANK NATIONAL ASSOCIATION
                             as Administrative Agent





                               -------------------
                                 AMENDMENT NO. 4
                                   dated as of
                                 October 9, 1998

                                       to

                                CREDIT AGREEMENT
                                   dated as of
                                  May 21, 1997
                               -------------------



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                      AMENDMENT NO. 4 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment"), dated as of October 9, 1998, is made among SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation (herein, together with its successors and assigns, the "Company" or a "Borrower"); PHOENIX AIRBAG GmbH & CO. K.G., a company organized under the laws of the Federal Republic of Germany (herein, together with its successors and assigns, the "German Borrower" or a "Borrower"), AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED, a company organized under the laws of the United Kingdom (herein, together with its successors and assigns, the "British Borrower" or a "Borrower"); the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (the
"Administrative Agent") for the Lenders under the Credit Agreement (hereafter defined):

         PRELIMINARY STATEMENTS:

         (1) The Borrowers, the Lenders named therein, and the Administrative Agent entered into the Credit Agreement, dated as of May 21, 1997, as amended by Amendment No. 1 thereto, dated as of June 2, 1997, Amendment No. 2 thereto, dated as of July 15, 1997, and Amendment No. 3 thereto, dated as of July 30, 1998 (as so amended and in effect immediately prior to the effective date of this Amendment, the "Credit Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The Borrowers, such Administrative Agent and the Lenders party hereto desire to amend certain of the terms and provisions of the Credit Agreement, all as more fully set forth below

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1.  AMENDMENT TO CREDIT AGREEMENT.

         1.1. Increase in Commitments. Effective on the Effective Date (as defined below), Annex 1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I hereto.

         SECTION 2.  REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants as follows:

         2.1. Authorization, Validity and Binding Effect. This Amendment has been duly authorized by all necessary corporate action on the part of each Borrower, has been duly executed and delivered by a duly authorized officer or officers of each Borrower, and constitutes the valid and binding agreement of each Borrower, enforceable against such Borrower in accordance with its terms

         2.2. Representations and Warranties True and Correct. The representations and warranties of the Company contained in the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except as set forth on Schedule 1 hereto and except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made



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         2.3. No Event of Default,  etc. No  condition  or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

         2.4. Compliance. Each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

         2.5. Year 2000 Computer Matters. (a) The Company and its Subsidiaries are in the process of (i) conducting a comprehensive review and assessment or all areas of their business that could be adversely affected by the "Y2K issue" (that is, the risk that computer applications used by the Company and its Subsidiaries may be unable to recognize and perform properly date- sensitive functions involving certain dates prior to and any date after December 31,
1999), which review and assessment has included, or will include, without limitation, written inquiry of each of the Company's and its Subsidiaries' key suppliers, vendors and customers with whom there is regular electronic communication via access to computer networks or systems, (ii) developing a detailed plan and timeline for addressing the Y2K issue, and (iii) to date, implementing that plan in accordance with that timetable.

         (b) Based on such review and program, (i) the Company reasonably believes that the Y2K issue is not reasonably likely to have a Material Adverse Effect and (ii) the Company reasonably anticipates that all computer applications that are material to its business and the business of its Subsidiaries will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (i.e., be "Y2K compliant").

         SECTION 3.  RATIFICATIONS.

         Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


         SECTION 4.  BINDING EFFECT.

         This Amendment shall become effective on the date (the "Effective Date") the following conditions shall have been satisfied:

                  (a) this Amendment shall have been executed by each Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

                  (c) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

                  (d) the Administrative Agent shall have received an opinion of counsel to the Borrowers covering such matters incident to the transactions contemplated hereby as the Administrative Agent may reasonably request, such opinion to be in form and substance satisfactory to the Administrative Agent;



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                  (e) the  Borrower  shall have  executed  and  delivered to the
         Administrative Agent for the account of Fleet Bank each appropriate Note to be executed by each Borrower required to reflect the Commitment of Fleet Bank provided for in this Amendment;

                  (f) the Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, certified copies of resolutions of the Board of Directors of the Company approving this Amendment, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the execution, delivery and performance by the Company of this Amendment;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Company on behalf of each Borrower and confirm the specific Effective Date hereof.

         SECTION 5.  MISCELLANEOUS.

         5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of any Agent or any Lender to rely upon them.

         5.2. Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.3. Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.4. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or Provision so held to be invalid or unenforceable.

         5.5. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York

         5.6. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with


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respect  to  the  subject   matter  hereof  and  supersede  any  and  all  prior
commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.8. Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

               [The balance of this page is intentionally blank.]


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


         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

SAFETY COMPONENTS
INTERNATIONAL, INC.

By:_________________________________
   Executive Vice President

AUTOMOTIVE SAFETY COMPONENTS
INTERNATIONAL LIMITED

By:_________________________________
   Executive Vice President


PHOENIX AIRBAG GmbH & CO. K.G., by
its General Partner, Phoenix Airbag
Verwaltungs GmbH

By:_________________________________
   Managing Director

FLEET BANK

By:_________________________________
   Vice President

KEYBANK NATIONAL ASSOCIATION,

         individually and as
         Administrative Agent

By:_________________________________
   Senior Vice President